Loan Receivable	12 Months Ended
Dec. 31, 2021
Receivables [Abstract]
Loan receivable
5.	Loan receivable

On July 8, 2021, the Company entered into an agreement with Fortune Access Development Corporation, a British Virgin Island corporation, to purchase a one-year note with principal of $5.5 million at 3% per annum. As of December 31, 2021, the outstanding loan receivable was $5,500,000 with unsecured.